Exhibit (b)(5)

720 East Wisconsin Avenue Milwaukee, WI 53202	APPLICATION FOR DEFERRED ANNUITY

GUIDELINES FOR COMPLETION

MARKET REQUIREMENTS

Non-Tax Qualified

•	If owner is a non-natural entity, include Non-Natural Owner form (14-0196). If trust owner, include Trustee Declaration which is part of the Non-Natural Owner form.

457 Deferred Compensation Plan

•	Applicant/Owner/Beneficiary must be the employer.

•	Indicate if plan is government or non-profit.

Traditional and Roth IRA

•	For maximum annual contribution, refer to LINKnet (Products & Partners / Annuities / Markets & Contribution Limits).

•	For non-working spouse, submit separate application.

•	IRA Financial Disclosure form (21-3352) must be provided to applicant.

SIMPLE IRA

•	A Variable Annuity must be selected.

•	SIMPLE IRA Financial Disclosure form (21-3354) must be provided to applicant.

•	MCB is the only billing option available.

•	Personal checks are not acceptable.

Simplified Employee Pension Plan IRA (SEP)

•	IRA Financial Disclosure form (21-3352) must be provided to applicant.

403(b) TDA – Employee Salary Reduction Only

•	TDA – VA Acknowledgment form (21-3648) required.

•	MCB is the only billing option available.

403(b) TDA – Employer Matching or Non-elective Contributions Included

•	TDA – VA Acknowledgment form (21-3648) required.

•	ERISA Disclosure form (22-3025) required with each group of applications unless the employer is a government institution, public education institution or a church.

•	Spousal Consent form (15-1667) or Certification of No Spouse (15-1611) required if the beneficiary is other than the annuitant’s spouse.
•	MCB is the only billing option available.

Pension and Profit Sharing

•	Applicant must be the trustee of the qualified plan.

•	ERISA Disclosure form (22-3025) required with each group of applications.

•	Declaration of Employer form (31-3344) required with the initial application(s) in the plan. If Northwestern Prototype Plan, $200 fee (separate check) must be mailed with the Declaration of Employer to the lock box.

•	MCB is the only billing option available.

401(g) Non Transferrable Annuity (former pension)

•	Contact Annuity Sales Support at 1-888-455-2232 for direction.

•	Spousal Consent form (15-1667) or Certification of No Spouse (15-1611) required if the beneficiary is other than the annuitant’s spouse.

Note: Direct questions about Stretch Annuities to Annuity New Business at 1-888-455-2232.

NAIC REQUIREMENTS

The following requirements apply to states that have adopted the NAIC Replacement Model Regulations.

•	Applicant’s Statement of Existing Coverage: Must be completed for every application.

•	Important Notice: Must be completed for all situations where the applicant owns existing life insurance policies or annuity contracts.

REPLACEMENT

Using funds from an existing life insurance policy or annuity contract to purchase a new policy or contract constitutes a replacement. To assist in determining if this is a replacement, see the Definition of Replacement Supplement (90-1967).

For a replacement case, the agent must:

•	submit required papers and sales material and

•	provide required disclosure notices to the applicant.

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COMPLIANCE

REGISTRATION: To sell VA’s, a Financial Representative must be a Registered Representative of NMIS, LLC, on the date the application is signed and licensed in the state that the application is completed.

CUSTOMER IDENTIFICATION PROGRAM (CIP): The Owner Identity Verification form (14-0964) is attached to the application and is required for each natural person owner for all VA’s.

PROSPECTUS: The most current Prospectus or Offering Circular must be given to the applicant.

VA SUITABILITY SUPPLEMENT: Is attached to the application and is required for all VA’s.

CONTRACT REQUIREMENTS

INSURABLE AGE: Insurable age must be 85 or younger.

OWNER

•	To specify a special arrangement using the Owner Designation form (90-1940), select “See attachment” and submit with the application.

•	If the owner is a minor and a custodian will be named under UTMA/UGMA, specify the following in the owner’s section: custodian’s name “as custodian FBO” minor child’s name.

•	Guardian signature required if owner is a minor.

•	A minor owner can make no contractual changes to the contract.

•	If the owner is a trust, indicate the name of the trust, date of the trust agreement and the names of the trustees.

•	If owner is a non-natural entity, include Non-Natural Owner form (14-0196). If trust owner, include Trustee Declaration which is part of the Non-Natural Owner form.

BENEFICIARY

•	To specify a special arrangement using the Designation of Beneficiary by Owner form (90-1197), check “See attachment” and submit with the application.

•	If UTMA/UGMA selected in owner section, direct beneficiary must be self-estate.

•	If POA is applying for contract, direct beneficiary must be self-estate unless otherwise indicated within POA.

AUTOMATIC DOLLAR-COST AVERAGING (DCA)

Purchase payments deposited into the Money Market Fund can be systematically allocated to other funds on a monthly or quarterly basis.

•	$100 minimum transfer amount.

•	The first DCA transfer will be processed when the contract is approved.

PORTFOLIO RE-BALANCING

Investment allocations are adjusted either monthly, quarterly, semiannually or annually.

•	Minimum contract value is $10,000.

•	The first transfer will occur one period after contract approval.

•	Transfers will be made according to the payment allocations on the application.

•	Transfers cannot be made to or from the Guaranteed Accounts.

•	If a Guaranteed Account is elected as a Payment Allocation, you must submit a Transfer & Allocate Investment Funds form (90-1854).

CREDITING INITIAL PAYMENT

•	For VA’s, the effective date of the initial Purchase Payment is the date the initial Purchase Payment is applied under the contract. The initial Purchase Payment shall be applied no later than two Business Days after the Valuation Date on which the initial Purchase Payment has been received at the Home Office if a properly completed Application for Deferred Annuity has also been received at the Home Office.

•	For SPRA’s, the premium will be credited on the date all requirements are received at the Home Office.

•	Receipt of purchase payments/premiums at a facility designated by Northwestern Mutual Life will be considered the same as receipt at the Home Office.

MINIMUM INITIAL PURCHASE PAYMENT

•	VA back-end design:

Non-tax qualified: $5,000

Qualified: $100 ($25 if on ISA)

•	VA front-end design: $10,000

•	SPRA: $10,000

•	SPRA - First Year Rate Enhancement: $50,000

INITIAL PAYMENT

•	For tax year contributions, indicate appropriate tax year.

•	For transfer/rollover, indicate source of funds.

SCHEDULED PAYMENTS

•	For ISA/MCB, complete entire section including Amount and MCB Number.

•	For ISA/EFT, complete entire section including Signature of Bank Account Owner.

REQUIRED SIGNATURES

•	Applicant. If other than Annuitant, indicate relationship to Annuitant.

•	Guardian (as Applicant) required if Annuitant is a minor.

•	Annuitant, if other than Applicant.

•	Agent on signature page and agent’s certificate.

•	Managing Partner or designate (for VA only).

FUNDS FROM ANOTHER COMPANY

•	Submit Direct Transfer/Rollover or Direct Transfer under Section 1035(a) to Northwestern Mutual form 21-0070.

•	Some companies require Absolute Assignment, form 18-1399.

•	Certain companies may require their own forms and/or additional paperwork.

90-1900 (0805)	90-1900-84 (0805) ALASKA Guidelines - FE

Contract Number
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

APPLICATION FOR DEFERRED ANNUITY

1. OTHER POLICIES		4. OWNER (If more than one owner, provide all owner information on separate sheet.)

Has a Northwestern Mutual policy ever been issued on the annuitant’s life?		A minor owner limits future contract actions.

☐ Yes, the last policy number is: _______________ ☐ No		Select one:

2. ANNUITANT		☐ Annuitant (Proceed to Section 5.)

Name: First, MI, Last ________________________________		☐ See attachment (Complete U.S. Citizen question, then proceed to section 5.)

Sex __________ Birthdate __________ (MM/DD/YYYY)		☐ UGMA/UTMA – custodian is owner for the benefit of minor.
Residence Address ___________________________________		☐ Corporation

(If mailing address is different, provide both addresses.)		☐ Trust

City, State, Zip ______________________________________		☐ Other

Country, if other than US ______________________________		Name: First, MI, Last/Corporation/Trust _________

Home Phone Number ( )		_________________________________________

Taxpayer ID _________________________________________		Sex __________ Birthdate __________ (MM/DD/YYYY)

US Citizen? ☐ Yes ☐ No (If no, provide copy of green card)		Residence Address or street address of business for non-natural owners __________________________________________
If no, what country? __________________________________		(If mailing address is different, provide both addresses.)

3. MARKET Select one:		City, State, Zip _______________________

☐ Non-Tax Qualified		Country, if other than US _________________

☐ 457 Deferred Compensation Plan ☐ Government ☐ Non-profit		Relationship to Annuitant

Home Phone Number ( )

☐ Traditional IRA		Taxpayer ID _____________________________________

☐ Roth IRA		US Citizen? ☐ Yes ☐ No (If no, provide copy of green card)

☐ SIMPLE IRA	Proceed to	If no, what country? ________________________

☐ Simplified Employee Pension Plan IRA (SEP)	Section 5 unless	Date of Trust ________________ Name of Trustees ___________
☐ 403(b) TDA – Employee salary reduction only	Annuitant is a	_______________________________________

☐ 403(b) TDA – Employer matching or non-elective contributions	minor.
Successor Owner: Do not complete if the owner and the annuitant are the same person.

☐ Pension & Profit Sharing:	Proceed to

Trust Number __________________________	Section 6.	Successor Owner Name ___________________________

Name of Trust __________________________		Birthdate _______________ Taxpayer ID __________
(MM/DD/YYYY)

Relationship to Annuitant __________________________

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5.      BENEFICIARY (Upon the death of the Annuitant)

Cannot be annuitant.

If no beneficiary is listed, Estate of Annuitant will be named.

☐ See attachment – Proceed to Section 6.

Direct Beneficiary:    ☐ Owner    ☐ Other – Enter information below:

Name    ______________________________________

Taxpayer ID  __________  Relationship  ___________

Name    ______________________________________

Taxpayer ID  __________  Relationship  ___________

☐        And all (other) children including legally adopted children, of the Annuitant as additional Direct Beneficiaries.

Contingent Beneficiary:

Name    ______________________________________

Taxpayer ID  __________  Relationship  ___________

Name    ______________________________________

Taxpayer ID  __________  Relationship  ___________

☐       And all (other) children including legally adopted children, of the Annuitant as additional Contingent Beneficiaries.

8.      INITIAL PAYMENT

Make checks payable to Northwestern Mutual

METHOD OF PAYMENT

☐   Check attached            Amount $

☐   Check coming from another institution    $

Estimated Amount

☐   Electronic Funds Transfer (EFT) – Variable
  Annuity only.

☐   Multiple Contract Bill (MCB) – Variable Annuity
  only. Required for SIMPLE IRAs.

FOR TAX-QUALIFIED CONTRACTS ONLY – Check all that apply

CAUTION: Accurate selection in the following sections is needed to assure correct tax reporting. For advice, consult your tax professional.

New Contributions:

For Roth and Traditional IRAs, enter the applicable Current and Prior Tax Year(s) and the respective amount(s).

Current Tax Year              Amount $

Prior Tax Year                  Amount $

6.      REPLACEMENT

As a result of this purchase, will the value or benefits of any other life insurance policy or annuity contract, on any life be affected in any way?

        ☐ Yes    ☐ No

Will this annuity:

A.     Replace Northwestern Mutual?  ☐ Yes  ☐  No

B.     Replace other companies?          ☐ Yes  ☐  No

C.     Result in 1035 exchange?           ☐ Yes  ☐  No

7.      PLAN

Select one:

☐        Select Variable Annuity

☐       Fixed Annuity – Single Premium Retirement Annuity – $10,000 minimum*

Guaranteed Period – select one:

☐        Select Gold – 1 year

☐        Select Gold – 1 Year with First Year Rate Enhancement*

☐        Select Gold – 3 Year

☐        Select Platinum – 1 Year

☐        Select Platinum – 1 Year with First Year Rate Enhancement*

☐        Select Silver – 5 Year

*  $50,000 minimum required with First Year Rate Enhancement

Direct Transfer and/or Rollover:

☐       Direct Transfer – Check from third party
  must be made payable as follows:
  “Northwestern Mutual FBO (Name of
  Contract Owner).”

☐       60-Day Rollover – Personal check from
  owner or check endorsed to Northwestern
  Mutual.

Source of funds for Direct Transfer and/or Rollover:

☐       Traditional IRA        ☐ Roth IRA

☐       Simple IRA – Owner must have
  participated in plan for at least
  two years.

☐       SEP  ☐ TDA  ☐ 401(g)  ☐ Former Pension

☐       Pension & Profit Sharing (401(k), money
  purchase plan, etc.)

☐       457 Deferred Compensation - Government
  Plans only

FOR VARIABLE ANNUITY, GO TO PAGE 3.

FOR FIXED ANNUITY, GO TO PAGE 5.

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VARIABLE ANNUITY SECTION

For fixed annuity, go to page 5

V1.   SCHEDULED PAYMENTS

You may select either MCB or EFT.             ISA Number

☐        Multiple Contract Bill (MCB)

           Amount $ _______ MCB Number ____________

           MCB Payer Name ________________________

☐        Electronic Funds Transfer (EFT)

           You must attach a voided check.

           Select one:

         ☐ Monthly  ☐ Quarterly  ☐Semi-Annually  ☐ Annually

Attach Voided Check

Amount $                      First Draft Date

                        (MM/DD/YYYY)

Bank Transit Number

Account Number

☐ Checking        ☐ Savings

Bank Account Owner –Select one

☐ Annuitant        ☐ Other – Enter information below:

Name ___________________________________

                        FIRST            MI             LAST

Residence Address ___________________________

City, State, Zip _______________________________

Taxpayer ID _________________________________

Signature below (or on page 5 if Bank Account Owner is the Applicant) is authorization to charge the account named above with electronic funds transfers initiated by Northwestern Mutual to its own order. This authorization will remain in effect until revoked in writing.

V2.   TYPE

☐       Back-End Design – Minimum initial
  purchase payment for non-tax qualified
  market $5,000.

☐       Front-End Design – Minimum initial
  purchase payment $10,000.

The front-end design may provide better long term financial value than the back end design. Factors to consider in making a decision include the expected holding period of the annuity as well as anticipated liquidity needs.

V3.   OPTIONAL ENHANCED DEATH BENEFIT

☐        I elect the Enhanced Death Benefit rider.
  There is an additional charge. Available
  to age 65. See prospectus for more
  information.

V4.   OPTIONS

☐        Dollar Cost Averaging from the Money
  Market Fund - $100 minimum transfer
  amount

           Amount: $                      Monthly ☐         Quarterly ☐

  Complete Payment Allocation column and
  Dollar Cost Averaging column on page 4.

☐        Portfolio Re-Balancing

  Minimum initial payment of $10,000 required.

  ☐     Monthly

  ☐     Quarterly

  ☐     Semi-Annually

  ☐     Annually

Re-balancing transfers will be made according to the Payment Allocation on page 4.

X
Signature of Bank Account Owner

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V5.	PAYMENT ALLOCATION

•	Complete Payment Allocation column.

•	If Dollar Cost Averaging is chosen, a percentage must be indicated in the Money Market Fund of the Payment Allocation column and the Dollar Cost Averaging column must be completed.

•	If Portfolio Re-balancing is chosen, transfers cannot be made to or from the Guaranteed Accounts. If a Guaranteed Account is elected as a Payment Allocation, a Transfer and Allocate Investment Funds form (90-1854) must be submitted.

•	Use whole percentages totaling 100%.

FUNDS	Payment Allocation %	Dollar Cost Averaging %	FUNDS	Payment Allocation %	Dollar Cost Averaging %
Select Bond			Russell Non-US

Franklin Templeton International Equity			Russell Real Estate Securities

Money Market		N/A	Russell Core Bond

Balanced			Asset Allocation

Index 500 Stock			International Growth Stock

Aggressive Growth Stock			T. Rowe Price Small Cap Value

High Yield Bond			Cap Guardian Domestic Equity

Growth Stock			AllianceBernstein Mid Cap Value

Large Cap Core Stock			Janus Capital Appreciation

Index 400 Stock			T. Rowe Price Equity Income

Small Cap Growth Stock			Fidelity VIP Mid Cap Portfolio

Russell Multi-Style Equity			Guaranteed Interest Fund 1

Russell Aggressive Equity			Guaranteed Interest Fund 8*		N/A

☐ Preservation+ Strategy**

			TOTAL	100%	100%

*Guaranteed Interest Fund 8:

•	Available only with the Back-End Design.

•	If selected, $10,000 minimum and no subsequent additions allowed to this fund.

•	The Guaranteed Interest Fund 8 may be selected with or without the Preservation+ Strategy.

**Preservation+ Strategy:

•	Available only with the Back-End Design.

•	If selected, the amount indicated on the Guaranteed Interest Fund 8 Payment Allocation line will be split as follows: a portion to the Guaranteed Interest Fund 8 (GIF8) and the balance to the Index 500 Stock Fund.

•	The portion applied to the GIF8 shall be the amount necessary, accumulated at the GIF8 declared interest rate, to provide an Accumulation Value in the GIF8 on the eighth anniversary of the contract equal to the total amount allocated to the Preservation+ Strategy, assuming no withdrawals or transfers will be made or fees taken from the GIF8 during the first eight contract years.

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SIGNATURES

IT IS UNDERSTOOD AND AGREED THAT:

For a Variable Annuity:

•	The effective date of the initial Purchase Payment is the date the initial Purchase Payment is applied under the contract. The initial Purchase Payment shall be applied no later than two Business Days after the Valuation Date on which the initial Purchase Payment has been received at the Home Office if a properly completed Application for Deferred Annuity has also been received at the Home Office.

•	The Prospectus or Offering Circular and Report has been received and it is understood that all payments and values provided by the contract applied for, when based on the investment experience of a separate account, are variable and are not guaranteed as to amount.

•	A withdrawal charge may be imposed on withdrawals from the back-end design contract. In addition, the back-end design contract provides for a market value adjustment on withdrawals or transfers from the Guaranteed Interest Fund 8.

For a Fixed Annuity – Single Premium Retirement Annuity:

•	The purchase payment will be credited on the date all requirements are received at the Home Office. Receipt of the purchase payment(s) at a payment facility designated by Northwestern Mutual will be considered the same as receipt at the Home Office.

•	A withdrawal charge may be imposed on early withdrawals. In addition, some contracts provide for a market value adjustment on withdrawals.

•	Contracts with the First Year Rate Enhancement will be credited with a higher interest rate than contracts without the First Year Rate Enhancement during the first contract year. During the withdrawal charge period after the first contract year, the interest rate credited to contracts without the First Year Rate Enhancement will be higher than the interest rate credited to contracts with the First Year Rate Enhancement.

•	Contracts with the First Year Rate Enhancement will have a higher Accumulation Value early in the withdrawal charge period than contracts without the First Year Rate Enhancement. By the end of the withdrawal charge period contracts without the First Year Rate Enhancement are likely to have higher Accumulation Values than contracts with the First Year Rate Enhancement.

•	During the withdrawal charge period, the declared annual effective interest rates for subsequent guaranteed periods on Select Gold contracts will more closely follow future market interest rate trends and as a result are more likely to fluctuate than interest rates declared after the first contract year on Select Platinum contracts.

If a trustee is named as a beneficiary and no qualified trustee makes claim to the proceeds, or to the present value of any unpaid payments under a payment plan, within one year after payment becomes due to the trustee, or if satisfactory evidence is furnished to Northwestern Mutual within that year showing that no trustee can qualify to receive payment, payment will be as provided in the contract as though the trustee had not been named. Northwestern Mutual will be fully discharged of liability for any action taken by the trustee and for all amounts paid to, or at the direction of, the trustee and will have no obligation as to the use of the amounts. In all dealings with the trustee Northwestern Mutual will be fully protected against the claims of every other person. Northwestern Mutual will not be charged with notice of a change of trustee unless written evidence of the change is received at the Home Office.

If this application is for an IRA, TDA or Tax Qualified Employee Plan, the appropriate ERISA, IRA or TDA disclosure statements have been received and reviewed.

No agent is authorized to make or alter contracts or to waive the rights or requirements of Northwestern Mutual.

Each person signing this application declares that the answers and statements made in this application are correctly recorded, complete and true to the best of his or her knowledge and belief.

Date (MM/DD/YYYY)	Signed at: City	State

X	X
Signature of Applicant (Indicate relationship to Annuitant)	Signature of Annuitant (If other than Applicant)

X
Signature of Licensed Agent

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AGENT’S CERTIFICATE			DEMOGRAPHICS

1. To the best of your knowledge will the annuity applied for replace any life insurance or annuity contract in this company or elsewhere? ☐ Yes ☐ No			ANNUITANT’S EDUCATION
			☐ ☐ ☐	Some Education Associate Degree Attorney at Law	☐ ☐ ☐	HighSchool Bachelors Doctorate	☐ ☐	Some College Masters

Note: To assist in determining if this is a replacement, see the Definition of Replacement Supplement (90-1967).			NUMBER OF DEPENDENTS
			Number _____________		☐	None
2.	☐	Check here if any part of this application was translated.
			OCCUPATION		INDUSTRY		SOURCE OF APPLICANT
3.

Provide Translated Statement of Understanding. Indicate the translation method used:

☐   Language Line

☐   Certified Translator name: ____________

For variable annuities only: The following Prospectus or Offering Circular and Report was delivered:

☐   Account A Offering Circular dated
                       and Report dated
  (Corporate Pension Plans)

☐   Account A Prospectus dated
  (Partnership or Sole Proprietorship
  Pension Plans)

☐   Account B Prospectus dated
  (All others)

			☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	Business Owner Clerical Consultant Craftsman Homemaker Legal Managerial/ Executive Medical Professional Sales Service Worker Technical

☐     Agriculture,
    Forestry &
    Fishing

☐     Construction

☐     Finance,
    Insurance &
    Real Estate

☐     Manufacturing

☐     Mining

☐     Nonclassifiable
    Establishments

☐     Public

         Administration

☐     Retail Trade

☐     Services

☐     Transportation,
    Communication
    & Utilities

☐     Wholesale     Trade

☐ Agent’s Own Policyowner ☐ Orphan Policyowner ☐ Referred Lead ☐ Acquaintance ☐ Newcomer Service ☐ Cold Canvas ☐ Lead Letter Reply ☐ Published Sources ☐ Walk-in ☐ Family member or yourself
Other ___________

CERTIFICATION

I certify that to the best of my knowledge I have asked all questions and have completely and correctly recorded the Applicant’s and Annuitant’s answers. I further certify that I have reasonable grounds for believing the purchase of the annuity applied for is suitable based on the information provided.

If this application is for a Variable Annuity, I certify that a current Prospectus or Offering Circular and Report was delivered and that no written sales materials other than those provided by the Home Office were used.

Managing Partners’s (or authorized Registered Representative) approval for Variable Annuities only

X	X
Signature of Agent	Signature

CONTRACT DELIVERY INSTRUCTIONS

Deliver contract package to: ☐ Managing Partner Office ☐ Managing Director Office ☐ Agent’s own office ☐ Contract Owner

PRODUCTION AND COMMISSION CREDITS

Agent No.	Agent’s Full Name (Servicing Agent first)	% Interest	Primary or Secondary Contract (P or S)	If Secondary Contract, Secondary Appt. Agt. No.
_______	______________________________________	_______	________________	________________________
_______	______________________________________	_______	________________	________________________
_______	______________________________________	_______	________________	________________________

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OWNER IDENTITY VERIFICATION

For Variable Annuities and Variable Life

This form must be completed by the Registered Representative and submitted with the following applications:

VARIABLE ANNUITY - One form must be completed for each natural person owner.

VARIABLE LIFE — One form must be completed for each natural person owner, except for an owner who is (1) the insured, and (2) undergoing a paramedical exam, medical exam, Executive Physical, and/or a blood profile and urine specimen.

Note: Failure to review identity documents in person could result in processing delays and/or decline of application.

OWNER NAME:	CONTRACT/POLICY NUMBER:

Have you previously completed an Owner Identity Verification (OIV) form or the Customer Identity Verification section of the NMIS New Account form for this owner?

☐	No or Unknown: Complete the remainder of this form.

☐	Yes:	Provide the existing policy/contract number for which the OIV form was previously completed or the NMIS Account number for which the Customer Identity Verification section was completed. If this number is provided, then the remainder of this form does not need to be completed.

If the number cannot be provided, complete remainder of this form

The following notice must be read by or to the owner: “Federal law requires financial institutions to obtain, verify, and record information that identifies each person who applies to own a variable product. You will be asked to provide your name, address, date of birth and other information. We will also obtain information from your driver’s license (or other government-issued identification) and we may use other means, including third party sources, to verify your identity.”

U.S. Government identification presented:

☐ State Driver’s License            ☐ Passport             ☐ State ID Card              ☐ Permanent Resident Card (Green Card)

☐ Other: ___________________________________________ ☐ Owner has no form of U.S. Government identification

State/country of issuance: _____________________________ Identification number: _______________________________

Date of issuance – if none, so state: (MM/DD/YY) _____________ Expiration date – if none, so state: (MM/DD/YY) ___________

☐ Yes      ☐ No Did you meet in person with this individual when you collected the identity information provided above?

☐ Yes      ☐ No If yes, does the photograph on the identification match this person’s appearance?

     ☐ No photo on ID

Manner of identification presented: ☐ Original      ☐ Copy     ☐ Obtained via Phone      ☐ Other: ___________

Name on the identification if it does not match name on application: ____________________________

For Variable Life Only: Owner’s residence address if different than address on application (or Variable Life Owner Information form):

Number and Street	Apartment or Unit Number	City, State and Zip Code

I certify that the above notice was provided to the owner and that the information from the identification presented is correctly recorded, complete and true to the best of my knowledge.

Registered Representative’s Signature	Date (MM/DD/YY)

720 East Wisconsin Avenue Milwaukee, WI 53202	VARIABLE ANNUITY SUITABILITY SUPPLEMENT GUIDELINES FOR COMPLETION

This form is required with all variable annuity applications.

Annual Income: Indicate the annual income for each owner. For UTMA/UGMA contracts under tax-qualified arrangements indicate the minor’s annual income; under non-qualified arrangements indicate the household annual income (including spouse).

Liquid Net Worth: Indicate the liquid net worth for each owner. Liquid net worth is the amount of a client’s net worth that a client can access and quickly turn into cash with minimal charges (examples include: checking account, savings account and money market account).

Total Net Worth (not including primary residence): Indicate each owner’s total net worth, but do not include primary residence in this amount. (Liquid net worth is included in the total net worth amount)

Estimated Income Tax Bracket: Select the tax bracket for each owner (Federal, State, Local Income Tax as applicable).

Number of Dependents: Indicate the number of dependents for each owner.

Employment Status: Indicate the employment status for each owner. For personal trusts, indicate the employment status of the trustee. For UTMA/UGMA under tax-qualified arrangements, indicate the minor’s employment; under non-qualified arrangements indicate the custodian’s employment.

Time Horizon: Indicate if contract is expected to be inforce for at least 5 years. A Variable Annuity is a long-term investment and is generally not acceptable for a customer with a short time horizon.

Investment Experience: Indicate the investment experience for each owner, personal trustee, or custodian.

Investment Objective/Risk Tolerance: Using the Personal Investor Profile (14-0351), indicate the investment objective/risk tolerance for this annuity.

Conservative: Conservative investors tend to be more interested in safety of principal, liquidity and income rather than in long-term growth or capital appreciation. These investors are willing to accept lower returns for the potential to reduce volatility.

Moderately Conservative: Moderately conservative investors are interested in safety of principal, liquidity, and income, but also seek modest growth in the value of their investments. These investors are willing to take on a little more risk to achieve that growth with the understanding that it may increase volatility.

Balanced: Balanced investors are equally interested in safety of principal and long-term growth. These investors generally want steady and sustained growth without the volatility that high-risk investments can bring.

Aggressive: Aggressive investors are primarily interested in long-term growth and are willing to take reasonable risks to achieve it. These investors are comfortable with the volatility that accompanies higher risk investments.

Very Aggressive: Very aggressive investors are interested in higher potential growth with greater volatility and are willing to take substantial risks to achieve it.

Source of Funds: Indicate where the funds for this purchase are coming from and check all that apply. If the funds are coming from another financial product, contact the surrendering company to confirm the amount of the surrender charges, if any. If there are surrender charges, we will require a signed statement from the contract owner explaining the economic benefit of the transfer.

Reasons For Purchase: Identify all (at least 2) reasons for the purchase of this annuity.

If Exchange or Rollover/Transfer, Explain Benefit For Client: Submit copies of any documentation that substantiates the suitability of the transaction or indicate in space provided.

Signatures: Owner(s) and Financial Representative must sign. Network Office Registered Principal conducts primary review and signs. Home Office Registered Principal does final review and signs.

720 East Wisconsin Avenue Milwaukee, WI 53202	Variable Annuity Suitability Supplement

ANNUITANT NAME	CONTRACT NUMBER

1. OWNER INFORMATION	- Not required if non-natural owner or Pension & Profit Sharing plan.
- If more than one owner, provide additional Owner Information on separate sheet.

Annual Income: $ ____________	Liquid Net Worth: $ ____________	Total Net Worth: $ ______________
(excl. primary residence)

Estimated Tax Bracket: ☐ 0 - 15% ☐ 16% - 27% ☐ 28% - above		Number of dependents:

EMPLOYMENT STATUS	INVESTMENT EXPERIENCE (Check all that apply)

		None	Up to 5 yrs	5 yrs. or More

☐ Employed - Occupation ____________________

☐ Retired

☐ Unemployed

TIME HORIZON

Do you expect the contract to be inforce for at least 5 years?

☐  Yes    ☐  No

If no, explain: ______________________________

____________________________________________

___________________________________________

	CDs/Savings	☐	☐	☐
	Annuities	☐	☐	☐
	Variable Life Ins.	☐	☐	☐
	Mutual Funds	☐	☐	☐
	Bonds	☐	☐	☐
	Stocks/Options	☐	☐	☐
	Other _________________	☐	☐	☐
______________________

2. INVESTMENT OBJECTIVE/RISK TOLERANCE FOR THIS CONTRACT ONLY (Only select one)

☐ Conservative ☐ Moderately Conservative ☐ Balanced ☐ Aggressive ☐Very Aggressive

☐ Money Market Election for initial Payment - customer will elect DCA/or Transfer to match investment objective above

3. SOURCE OF FUNDS (Check all that apply for this purchase)

☐ 1. Fixed Annuity	☐ 5. Certificate of Deposit	☐ 9. Life Insurance	☐ 13. 401k Optional	☐ 401k Required

☐ 2. Sale of Stock/Bonds	☐ 6. Money Market Funds	☐ 10. Inheritance/Death Benefit	☐ 14. Retirement Plan Distribution (required)

☐ 3. Mutual Fund	☐ 7. Checking/Savings	☐ 11. Sale of Real Estate	☐ 15. Retirement Plan Distribution (optional)

☐ 4. IRA/ TDA Rollover*	☐ 8. Variable Annuity	☐ 12. Legal Settlement	☐ 16. Other (Explain in Detail) _________

__________________________________________________________________________________________

*	Please also indicate where funds are invested (i.e. mutual funds, variable annuity, Certificate of Deposit etc.)

If Source of Funds are from another financial product:

Is the Source of Funds subject to a surrender charge or any withdrawal penalties? ☐ Yes     ☐ No

If yes, how much?                 % and $

11

4. REASONS (at least 2) FOR PURCHASE

☐ 1. Life Income Options	☐ 5. Estate Planning	☐ 9. Potential Higher Return
☐ 2. Tax-deferred Accumulations	☐ 6. Consolidation of Investments*	☐ 10. Control Over Investments
☐ 3. Guaranteed Death Benefit to Age 75	☐ 7. Dissatisfied with current company/product/service*	☐ 11. Diversification
☐ 4. Retirement Planning	☐ 8. Other* _______________________________________________________

*	Details required.

5. IF EXCHANGE OR ROLLOVER/TRANSFER, EXPLAIN BENEFIT FOR CLIENT

(Must either indicate or attach information from your Personal Investor Profile plus Fact Finder, Discovery letter/agreement, case notes, or any informational document that summarizes why this transaction is suitable)

Information for Owner(s) and Financial Representative to consider:

•	An investor may be able to exchange from one subaccount to another subaccount within the same variable annuity, or from one fund to another fund within the same family of mutual funds, with no additional sales charge.

•	There is no additional tax deferral for annuities that are used to fund tax qualified plans.

•	The redemption of other financial products may result in a surrender charge, contingent deferred sales charge or other penalty.

•	A tax professional should be consulted regarding potential tax consequences of this transaction.

If a financial product(s) is being liquidated, we have evaluated the risks and rewards and the potential risks and rewards of the proposed transaction or series of transactions and determined that they are in accordance with the investment objectives.

Federal law requires financial institutions to obtain, verify, and record information that identifies each person who applies to own a variable product. You will be asked to provide your name, address, date of birth and other information. We will also obtain information from your driver’s license (or other government-issued identification) and we may use other means, including third party sources, to verify your identity.

Deliver one policy to the first-named Owner listed on the Application, whom the Owner(s) authorizes to exercise my rights to hold or return the policy. Other contract rights may be exercised only by authorization of all Owners, unless specified

Consent of Owner(s):

•	In the event my application cannot be completed within 5 days of receipt of my initial payment at your Home Office, I authorize you to retain the initial payment until the application can be completed, or until further notification from me.

The above information provided is accurate to the best of my knowledge and I have determined that the annuity applied for is a suitable purchase based on the information provided.

OWNER SIGNATURE	DATE	NETWORK OFFICE REGISTERED PRINCIPAL SIGNATURE

ADDITIONAL OWNER SIGNATURE	DATE	PRINT NETWORK OFFICE REGISTERED PRINCIPAL NAME

ADDITIONAL OWNER SIGNATURE		HOME OFFICE REGISTERED PRINCIPAL SIGNATURE

FINANCIAL REPRESENTATIVE SIGNATURE		HOME OFFICE REGISTERED PRINCIPAL SIGNATURE

14-0926 (0805)	(Page 2 of 2) FE

RECEIPT

Received from                                                                                                the sum of $                     in connection with an application for a Northwestern Mutual Life Insurance Company annuity contract.

Date (MM/DD/YYYY)	Agent

•	Make checks payable to Northwestern Mutual.

•	No cash, money orders or traveler’s checks may be accepted.

90-1900 RECEIPT